Exhibit 10.18

THE OPTION REPRESENTED BY THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THIS OPTION AND THE SHARES ISSUABLE HEREUNDER MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.

purebase CORPORATION

COMMON STOCK PURCHASE OPTION

THIS OPTION AGREEMENT (this “Agreement”) dated as of October 6th, 2021 certifies that for value received, US Mine, LLC, a California limited liability company (the “Holder”), is the owner of this option (the “Option”), which entitles the Holder to purchase at any time on or before the Expiration Date (as defined below) One Million One Hundred Sixteen Thousand (116,000,000) shares (the “Option Shares”) of fully paid non-assessable shares of the common stock, par value $0.001 per share (the “Common Stock”) of Purebase Corporation, a Nevada corporation (the “Company”), at a purchase price per Option Share of $0.38 (the “Exercise Price”), in lawful money of the United States of America by bank or certified check, subject to adjustment as hereinafter provided. This Option Agreement is issued in accordance with, and as required by, the terms of that certain Amendment dated as of the date hereof by and between the Company and the Holder.

1. OPTION; EXERCISE PRICE.

This Option shall entitle the Holder to purchase the Option Shares at the Exercise Price. The Exercise Price and the number of Option Shares evidenced by this Agreement are subject to adjustment as provided in Article 6.

2. EXERCISE; EXPIRATION DATE; VESTING SCHEDULE.

(a) This Option is exercisable, at the option of the Holder, at any time after the date of issuance and on or before April 6th, 2028 (the “Expiration Date”), by delivering to the Company written notice of exercise (the “Exercise Notice”), stating the number of Option Shares to be purchased thereby, accompanied by bank or certified check payable to the order of the Company or by bank wire transfer in immediately available funds for the Option Shares being purchased. Within ten (10) business days of the Company’s receipt of the Exercise Notice accompanied by the consideration for the Option Shares being purchased, the Company shall instruct its transfer agent to issue and deliver to the Holder a certificate representing the Option Shares being purchased. The Company, or its designee, shall maintain records showing the number of Option Shares purchased and the date of such purchases. Upon delivery of the Exercise Notice to the Company pursuant to this Section 2(a), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Option Shares with respect to which this Option has been exercised pursuant to such Exercise Notice.

(b) Notwithstanding anything contained herein to the contrary, the Holder shall have the right to exercise the Option and purchase the Option Shares on the following vesting schedule:

(i)	58,000,000 of the Option Shares shall vest on April 6th, 2022;

(ii)	29,000,000 of the Option Shares shall vest on October 6th, 2022; and

(iii)	29,000,000 of the Option Shares shall vest on April 6th, 2023.

The Holder shall have the right, in its sole discretion, to purchase all or any portion of the Option Shares in accordance with the vesting schedule set forth herein.

3. Restrictions. This Option, and the Option Shares or any other security issuable upon exercise of this Option may not be assigned, transferred, sold, or otherwise disposed of unless (i) there is in effect a registration statement under the Securities Act of 1933, as amended (the “Act”) covering such sale, transfer, or other disposition or (ii) the Holder furnishes to the Company an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer, or other disposition may be effected without registration under the Act, as well as such other documentation incident to such sale, transfer, or other disposition as the Company’s counsel shall reasonably request. Any Option Shares issued upon the exercise of this Option shall bear substantially the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AND WITH RESPECT TO THE SHARES OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT THAT IS THEN APPLICABLE TO THE SHARES, AS TO WHICH A PRIOR OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER OR TRANSFER AGENT MAY BE REQUIRED.”

The Company shall register this Option, upon records to be maintained by the Company or on behalf of the Company for that purpose (the “Option Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Option as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual written notice to the contrary from the Holder. Upon thirty (30) days’ prior written notice to the Holder, the Company may appoint an Option agent (the “Option Agent”) to maintain the Option Register. Either the transfer agent for the Company or a third party may be appointed by the Company as the Option Agent, at the Company’s sole discretion. The Company shall remain responsible for the contents of the Option Register, notwithstanding the appointment of an Option Agent.

4. RESERVATION OF SHARES.

The Company covenants that it will at all time reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Option, such number of shares of Common Stock as shall then be issuable upon the exercise of this Option. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of this Option shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof.

5. LOSS OR MUTILATION.

If the Holder loses this Option, or if this Option is stolen, destroyed or mutilated, the Company shall issue an identical replacement Option upon the Holder’s delivery to the Company of a customary agreement to indemnify the Company for any losses resulting from the issuance of the replacement Option.

6. PROVISIONS REGARDING ADJUSTMENTS TO STOCK.

(a) Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

(i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (A) the number of shares of Common Stock for which this Option is exercisable into immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Option is exercisable into immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (B) the Exercise Price shall be adjusted to equal (x) the current Exercise Price immediately prior to the adjustment multiplied by the number of shares of Common Stock for which this Option is exercisable into immediately prior to the adjustment divided by (y) the number of shares of Common Stock for which this Option is exercisable into immediately after such adjustment.

(b) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price, the Company, at its expense, shall promptly, and in any event within two (2) business days, compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect for this Option and (iii) the number of shares of Common Stock and the amount, if any, or other property which at the time would be received upon the exercise of this Option.

(c) Notices of Record Date. In the event of any fixing by the Company of a record date for the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of, any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to the Holder at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

(d) Merger, Consolidation, etc. In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (or in the case of any sale, transfer, or other disposition to another corporation of all or substantially all the property, assets, business, and goodwill of the Company), the Holder shall thereafter be entitled to purchase the kind and amount of shares of capital stock which this Option entitled the Holder to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, transfer, or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Section 6 with respect to rights and interests thereafter of the Holder of this Option to the end that the provisions of this Section 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Option.

(e) Fractional Shares. No certificate for fractional shares shall be issued upon the exercise of this Option, but in lieu thereof the Company shall purchase any such fractional shares calculated to the nearest cent or round up the fraction to the next whole share.

(f) Rights of the Holder. The Holder of this Option shall not be entitled to any rights of a shareholder of the Company in respect of any Option Shares purchasable upon the exercise hereof until such Option Shares have been paid for in full and issued to it. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, to the person or persons entitled to receive the same. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Option, pursuant to the terms hereof.

7. RepResentations and Warranties.

The Holder, by acceptance of this Option, represents and warrants to, and covenants and agrees with, the Company as follows:

(a) The Option is being acquired for the Holder’s own account for investment and not with a view toward resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

(b) The Holder is aware that neither the Option nor the Option Shares is registered under the Act or any state securities or blue-sky laws and, as a result, substantial restrictions exist with respect to the transferability of the Option and the Option Shares to be acquired upon exercise of the Option.

(c) The Holder is an accredited investor as defined in Rule 501(a) of Regulation D under the Act and is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Option, and its financial position is such that it can afford to retain the Option and the Option Shares for an indefinite period of time without realizing any direct or indirect cash return on this investment.

8. NO IMPAIRMENT.

The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Option above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Option, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Option. Upon the request of Holder, the Company will at any time during the period this Option is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Option and the obligations of the Company hereunder.

9. LIMITATION OF LIABILITY.

No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

10. MISCELLANEOUS.

(a) Transfer Taxes; Expenses. The Holder shall pay any and all underwriters’ discounts, brokerage fees, and transfer taxes incident to the sale or exercise of this Option or the sale of the underlying shares issuable hereunder and shall pay the fees and expenses of any special attorneys or accountants retained by it.

(b) Successors and Assigns. Subject to compliance with the provisions of Section 3, this Option and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Option are intended to be for the benefit of all Holders from time to time of this Option and shall be enforceable by any such Holder.

(c) Certain Covenants. The Company covenants that all shares of Common Stock issued upon exercise of this Option will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof. If any shares of Common Stock issuable upon the exercise hereof require registration with or approval of any governmental authority under any federal or state law before such shares of Common Stock may be validly issued upon exercise, the Company will, to the extent then permitted by the rules and interpretations of the applicable government authority, use its best efforts to secure such registration or approval, as the case may be. The Company further covenants that if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system, the Company will list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, any Common Stock issuable upon exercise of this Option.

(d) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Option to purchase Option Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(e) Notice. Any notice or other communication required or permitted to be given to the Company shall be in writing and shall be delivered by certified mail with return receipt or delivered in person against receipt, addressed to the Company at its address listed in its filings with the Securities and Exchange Commission.

(f) Governing Law. This Option shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without reference to the conflicts of laws provisions thereof.

(g) Amendment. This Option may be modified or amended, or the provisions hereof waived only with the written consent of the Company and the Holder.

IN WITNESS WHEREOF, the parties have caused this Option Agreement to be duly executed as of the date set forth below.

PUREBASE CORPORATION

By:	/s/ A. Scott Dockter
Name:	A. Scott Dockter
Its:	Chairman, CEO

US MINE, LLC

By:	/s/ John Bremer
Name:	John Bremer
Its:	Member

PUREBASE CORPORATION

FORM OF EXERCISE OF OPTION

☐ The undersigned hereby elects to exercise this Option as to _____________ shares of the Common Stock of PUREBASE CORPORATION, a Nevada corporation, covered thereby. Enclosed herewith is a bank or certified check in the amount of $_____________ payable to the Company.

The shares should be sent to the undersigned at the address provided below.

Date:_______________	__________________________________________
(Signature)

Name (Printed): ______________________________

Address: __________________________________

__________________________________________

Social Security Number (for individual holder) or Employer Identification Number (Tax ID) (for entity):